SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------

On May 28, ICN Pharmaceuticals, Inc. (the "Company") reported that on May 24, 2002, Jean-Francois Kurz resigned from the Board of Directors of the Company. The Board of Directors appointed Norman Barker, a current director whose term expires at the Company's 2003 Annual Meeting of Stockholders, to fill the vacancy. Mr. Barker will serve the remainder of Mr. Kurtz term which expires at the Company's 2003 Annual Meeting of Stockholders. Mr. Kurz will remain a director of ICN International. Mr. Kurz's resignation is consistent with the Company's restructuring plan which contemplates that each of the Boards of ICN Americas, ICN International and Ribapharm will have separate, independent directors.